BABSON
MONEY
MARKET
FUND

Prospectus
October 31, 1996

A no-load mutual fund invested in high
quality short-term debt instruments for
the purpose of maximizing income to the
extent consistent with safety of principal and maintenance of liquidity.

JONES & BABSON
MUTUAL FUNDS

PROSPECTUS
October 31, 1996

D. L. BABSON
MONEY MARKET
FUND, INC.

Managed and Distributed By:
JONES & BABSON, INC.
2440 Pershing Road, Suite G-15
Kansas City, Missouri 64108

Toll-Free 1-800-4-BABSON
(1-800-422-2766)
In the Kansas City area 471-5200

Investment Counsel:
DAVID L. BABSON & CO. INC.
Cambridge, Massachusetts

INVESTMENT OBJECTIVE

The Babson Money Market Fund offers two Portfolios to investors who share the Fund's investment goal of maximizing income consistent with safety of principal and liquidity, and who desire to have their investment receive continuous portfolio supervision by the staff of David L. Babson & Co. Inc.

Each Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. Although each Portfolio invests in high quality instruments, the shares of the Portfolios are not insured or guaranteed by the U.S. Government and there can be no assurance that each Portfolio will be able to maintain a constant net asset value per share.

PURCHASE INFORMATION
Minimum Investment
(each Portfolio selected)

Initial Purchase                                        $       1,000
Initial IRA and Uniform Transfers (Gifts)
     to Minors Purchases                                $       250

Subsequent Purchase:
     By Mail or Telephone Purchase (ACH)		$	100
     By Wire                                            $       1,000

All Automatic Monthly Purchases                         $       50

Shares are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 distribution charges. If you need further information, please call the Fund at the telephone numbers indicated.

ADDITIONAL INFORMATION

This prospectus should be read and retained for future reference. It contains the information that you should know before you invest. A "Statement of Additional Information" of the same date as this prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference. Investors desiring additional information about the Fund may obtain a copy without charge by writing or calling the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                                        Page
Fund Expenses                                           3
Financial Highlights                                    4
Investment Objective and
 Portfolio Management Policy                            5
Repurchase Agreements                                   6
Risk Factors Peculiar to Money Market Instruments       6
Investment Restrictions                                 6
Performance Measures                                    7
How to Purchase Shares                                  8
Initial Investments                                     8
Investments Subsequent to Initial Investments		9
Telephone Investment Service                            9
Automatic Monthly Investment Plan                       9
How to Redeem Shares                                    9
Systematic Redemption Plan                              12
How to Exchange Shares Between Portfolios and Funds     13
How Share Price is Determined                           14
Officers and Directors                                  15
Management and Investment Counsel                       15
General Information and History                         16
Dividends, Distributions and Their Taxation		17
Shareholder Services                                    18
Shareholder Inquiries                                   19

FUND EXPENSES
FEDERAL PORTFOLIO
Shareholder Transaction Expenses
        Maximum sales load imposed on purchases                         None
	Maximum sales load imposed on reinvested dividends 		None
        Deferred sales load                                             None
        Redemption fee                                                  None
        Exchange fee                                                    None
Annual Fund Operation Expenses
(as a percentage of average net assets)
        Management fees                                                 .85%
        12b-1 fees                                                      None
        Other expenses                                                  .06%
        Total Fund operating expenses                                   .91%

You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
	1 Year	3 Year	5 Year	10 Year
	$9	$29	$51	$112

PRIME PORTFOLIO
Shareholder Transaction Expenses
        Maximum sales load imposed on purchases                         None
	Maximum sales load imposed on reinvested dividends 		None
        Deferred sales load                                             None
        Redemption fee                                                  None
        Exchange fee                                                    None
Annual Fund Operation Expenses
(as a percentage of average net assets)
        Management fees                                                 .85%
        12b-1 fees                                                      None
        Other expenses                                                  .07%
        Total Fund operating expenses                                   .92%

You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
	1 Year	3 Year	5 Year	10 Year
	$9	$29	$51	$113

The above information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The expenses set forth above are for the fiscal year ended June 30, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

D.L. BABSON MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

The following financial highlights for each of the ten years in the period ended June 30, 1996, have been derived from audited financial statements of D.L. Babson Money Market Fund, Inc. Such information for each of the five years in the period ended June 30, 1996, should be read in conjunction with the financial statements of the Fund and the report of Arthur Andersen LLP, independent public accountants, appearing in the June 30, 1996, Annual
Report to Shareholders which is incorporated by reference in this prospectus. The information for each of the five years in the period ended June 30, 1991, is not covered by the report of Arthur Andersen LLP.

FEDERAL PORTFOLIO                       1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
Net asset value, beginning of year      $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
    Income from investment operations:
            Net investment income       0.05    0.04    0.02    0.02    0.04    0.06    0.08    0.08    0.06    0.05
    Less distributions:
            Dividends from net
                investment income       (0.05)  (0.04)  (0.02)  (0.02)  (0.04)  (0.06)  (0.08)  (0.08)  (0.06)	(0.05)
    Net asset value, end of year        $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
    Total return                        5%      5%      3%      3%      4%      7%      8%      8%      6%      5%


Ratios/Supplemental Data
Net assets, end of year (in millions)   $ 10    $ 10    $ 10    $ 9     $ 11    $ 14    $ 11    $ 10    $ 8     $ 4
Ratio of expenses to average
    net assets                          0.91%   0.92%   0.91%   0.90%   0.89%   0.88%   0.89%   0.88%   0.89%   0.89%
Ratio of net investment income to
    average net assets                  4.67%   4.48%   2.47%   2.51%   4.14%   6.28%   7.63%   7.89%   5.93%   5.22%

PRIME PORTFOLIO                         1996    1995    1994    1993    1992    1991    1990    1989    1988    1987

Net asset value, beginning of year      $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
    Income from investment operations:
            Net investment income       0.05    0.05    0.03    0.02    0.04    0.07    0.08    0.08    0.06    0.05
    Less distributions:
            Dividends from net
                investment income       (0.05)  (0.05)  (0.03)  (0.02)  (0.04)  (0.07)  (0.08)  (0.08)  (0.06)	(0.05)
    Net asset value end of year         $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
    Total return                        5%      5%      3%      3%      4%      7%      8%      8%      6%      6%


Ratios/Supplemental Data
Net assets, end of year (in millions)   $ 36    $ 40    $ 43    $ 45    $ 60    $ 79    $ 77    $ 81    $ 73     $ 58
Ratio of expenses to average
    net assets                          0.92%   0.92%   0.92%   0.90%   0.89%   0.88%   0.88%   0.89%   0.90%   0.89%
Ratio of net investment income to
    average net assets                  4.75%   4.58%   2.51%   2.53%   4.21%   6.53%   7.73%   8.03%   6.16%   5.43%

INVESTMENT OBJECTIVE and
PORTFOLIO MANAGEMENT POLICY

Babson Money Market Fund offers two separate Portfolios, each of which invests in high quality short-term debt instruments for the purpose of maximizing income consistent with safety of principal and liquidity. Each Portfolio also seeks to maintain a constant price of $1.00 per share. Neither Portfolio's objective can be changed without the approval of a majority of its outstanding shares. Each Portfolio will limit its holdings to the types of securities hereinafter described.

FEDERAL PORTFOLIO

The Federal Portfolio will invest only in the following "U.S. Government Securities":

1.	Direct obligations of the U.S. Government, such as bills, notes, bonds and other debt securities issued by the U.S. treasury.

2.	Obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. treasury such as securities of the Government National Mortgage Association, the Export-Import Bank, or the Student Loan Marketing Association; or which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the U.S. Postal Service; or are supported by the credit of the government agency or instrumentality itself, such as securities of the Federal Home Loan Banks, or the Federal National Mortgage Association.

The Federal Portfolio also may invest in issues of the United States treasury or United States government agencies subject to repurchase agreements entered into with the seller of the issues. The use of repurchase agreements by the Fund involves certain risks. For a discussion of repurchase agreements and their risks see page 6.

PRIME PORTFOLIO

The Prime Portfolio may invest in any of the following in addition to securities eligible for the Federal Portfolio:

1.	Certificates of deposit, bankers' acceptances, and other short-
term obligations issued domestically by United States commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation, or holding companies of such banks.

2.	Commercial paper, including variable rate master demand notes of companies whose commercial paper is rated P-2 or higher by Moody's Investors Service, Inc. (Moody's) or A-2 or higher by Standard and Poor's Corporation (S&P). If not rated by either Moody's or S&P, a company's commercial paper, including variable rate master demand notes, may be purchased by the Portfolio if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P. Variable rate master demand notes represent a borrowing arrangement under a letter of agreement between a commercial paper issuer and an institutional lender. Applicable interest rates are determined on a formula basis and are adjusted on a monthly, quarterly, or other term as set out in the agreement. They vary as to the right of the lender to demand payment. (For a description of money market securities and their ratings, see "Money Market Securities Described and Ratings" in the "Statement of Additional Information.")

3. 	Short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P.

4.	Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks
Association and insured by the Federal Deposit Insurance Corporation.

To achieve its objectives the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity should not increase the Fund's expenses, since there are normally no broker's commissions paid by the Fund for the purchase or sale of money market instruments. However, a markup or spread may be paid to a dealer from which the Fund purchases a security.

To assure compliance with adopted procedures pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund will only invest in U.S. dollar denominated securities with remaining maturities of 397 days or less, maintain the dollar weighted average maturity of the securities in the Fund's portfolio at 90 days or less and limit its investments to those instruments which the Directors of the Fund determines present minimal credit risks and which are eligible investments under the rule.

REPURCHASE AGREEMENTS

A repurchase agreement involves the sale of securities to the Portfolio with the concurrent agreement by the seller to repurchase the securities at the Portfolio's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. This results in a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, repurchase agreements are considered loans by the Fund.

The Fund will enter into such repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Fund. Securities subject to a repurchase agreement may bear maturities exceeding one year but the term of the repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the total assets of the Portfolio.

Risk Factors Applicable to
Repurchase Agreements

Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Fund at cost plus an agreed-to interest rate within a specified time. A risk of repurchase agreements is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be temporarily impaired, and it subsequently might incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation. There is also the risk that the Fund may be delayed or prevented from exercising its rights to dispose of the collateral.

RISK FACTORS PECULIAR TO
MONEY MARKET INSTRUMENTS

The yield and the principal value of money market instruments are sensitive to short-term lending conditions, and it is possible that an issuer may default. The Fund will seek to minimize these risks through portfolio diversification, careful portfolio selection among securities considered to be high quality and by maintaining short average maturities.

Concentration of assets in the banking industry may increase the element of risk because banks are highly leveraged. The manager believes this risk is reduced because purchases will be limited to banks which are members of the Federal Deposit Insurance Corporation, although securities purchased by the Fund may not be F.D.I.C. insured deposits. Furthermore, the manager will carefully evaluate the financial ratios and asset characteristics of banks in which the Fund might invest, and reject those banks whose financial ratios and asset characteristics are not, in the manager's opinion, sufficiently strong.

INVESTMENT RESTRICTIONS

In addition to the policies set forth under the caption "Investment Objective and Portfolio Management Policy" the Fund is subject to certain other restrictions which may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund or the affected Portfolio. Among these restrictions, the more important ones are that the Fund (Portfolio) will not invest in equity securities; purchase the securities of any issuer if more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would hold more than 10% of any class of securities of such issuer; borrow money in excess of 15% of total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes; will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; will repay all borrowings before making additional investments (interest paid on such borrowings will reduce net income). The full text of these restrictions is set forth in the "Statement of Additional Information."

There is no limitation with respect to investments in U.S. Treasury Bills, or other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

PERFORMANCE MEASURES

From time to time, the Fund may advertise its performance in various ways, as summarized below. Further discussion of these matters also appears in the "Statement of Additional Information."

Yield

From time to time, each Portfolio may advertise "yield" and "effective yield." The "yield" of a Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Each Portfolio of the Fund may quote its yield in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of the Fund Portfolios and in providing a basis for comparison with other investment alternatives. However, since the net investment income of these Funds changes in response to fluctuations in interest rates and Fund expenses, any given yield quotations should not be considered representative of the Fund's yields for any future period. Current yield and price quotations for the Fund may be obtained by telephoning 1-800-4-BABSON (1-800-422-2766), or in the
Kansas City area 471-5200.

Performance Comparisons

In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, each Portfolio may compare its yields to the Donoghue's Money Fund Average and the Donoghue's Government Money Fund Average which are averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, or to the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance comparisons should not be considered as representative of the future performance of any Fund. Further information regarding the performance of the Fund is contained in the "Statement of Additional Information."

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, No-Load Fund Investor, United Mutual Fund Selector, No-Load Fund Analyst, No- Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

HOW TO PURCHASE SHARES

Shares are purchased at net asset value (no sales charge) from the Fund through its agent, Jones & Babson, Inc., 2440 Pershing Road, Suite G-15, Kansas City, MO 64108. For information call toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 471-5200. If an investor wishes to engage the services of any other broker to purchase (or redeem) shares of the Fund, a fee may be charged by such broker. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

You do not pay a sales commission when you buy shares of the Fund. Shares are purchased at the Fund's net asset value (price) per share next effective after a purchase order and payment have been received by the Fund. Normally, but not necessarily, this price will be $1.00. (See "How Share Price is Determined.") In the case of certain institutions which have made satisfactory payment arrangements with the Fund, orders may be processed at the net asset value per share next effective after a purchase order has been received by the Fund.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offerings made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Fund's special investment programs. The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the Fund against losses resulting from the failure of investors to make payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's underwriter, Jones & Babson, Inc. will cover the loss.

INITIAL INVESTMENTS

Initial investments - By mail. You may open an account and make an investment by completing and signing the application which accompanies this prospectus. Make your check ($1,000 minimum for each Portfolio selected unless your purchase is pursuant to an IRA or the Uniform Transfers (Gifts) to Minors Act in which case the minimum initial purchase is $250 for each Portfolio selected) payable to UMB Bank, n.a. Mail your application and check to:

D.L. Babson Money Market Fund, Inc.
2440 Pershing Road, Suite G-15
Kansas City, Missouri 64108

Initial investments - By wire. You may purchase shares of the Fund by wiring the purchase price ($1,000 minimum for each Portfolio selected) through the Federal Reserve Bank to the custodian, UMB Bank, n.a. Prior to sending your money, you must call the Fund toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 471-5200 and provide it with the identity of the registered account owner, the registered address, the Social Security or Taxpayer Identification Number of the registered owner, the amount being wired, the name and telephone number of the wiring bank and the person to be contacted in connection with the order. You will then be provided a Fund account number, after which you should instruct your bank to wire the specified amount, along with the account number and the account registration to:

UMB Bank, n.a.
Kansas City, Missouri, ABA #101000695
For Babson Money Market Fund, Inc.
Federal Portfolio/AC = 980103-3883
Prime Portfolio/AC = 980103-3581
For Account No. (insert assigned Fund account number and name in which account is registered.)

A completed application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Payment of redemption proceeds will be delayed until the completed application is received by the Fund.

INVESTMENTS SUBSEQUENT
TO INITIAL INVESTMENT

You may add to your Fund account at any time in amounts of $100 or more if purchases are made by mail or telephone purchase (ACH), or $1,000 or more if purchases are made by wire. Automatic monthly investments must be in amounts of $50 or more.

Checks should be mailed to the Fund at its address, and make them payable to UMB Bank, n.a. Always identify your account number or include the detachable reminder stub which accompanies each confirmation.

Wire share purchases should include your account registration, your account number and the Babson Fund (Portfolio) in which you are purchasing shares. It also is advisable to notify the Fund by telephone that you have sent a wire purchase order to the bank.

TELEPHONE INVESTMENT SERVICE

To use the Telephone Investment Service, you must first establish your Fund account and authorize telephone orders in the application form, or, subsequently, on a special authorization form provided upon request. If you elect the Telephone Investment Service, you may purchase Fund shares by telephone and authorize the Fund to draft your checking account ($100 minimum) for the cost of the shares so purchased. You will receive the next available price after the Fund has received your telephone call. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon instructions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

AUTOMATIC MONTHLY
INVESTMENT PLAN

You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. If the date selected falls on a day upon which the Fund shares are not priced, investment will be made on the first date thereafter upon which Fund shares are priced. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its investors.

HOW TO REDEEM SHARES

Shareholders registered in the stock records of the Fund may withdraw all or part of their investment by redeeming shares for which the Fund has received unconditional payment in the form of federal funds or such payment has been converted to federal funds and accepted by the Fund.
For your convenience, and to enable your account to continue earning daily dividends as long as possible, the Fund offers expedited redemption procedures by telephone/telegraph and draft ("check"), in addition to normal mail procedures.

In each instance you must comply with the general requirements relating to all redemptions as well as with specific requirements set out for the particular redemption method you select. If you wish to expedite redemptions by using the telephone/telegraph or draft writing
(check) privilege, you should carefully note the special requirements and limitations relating to these methods. If an investor wishes to engage the services of any other broker to redeem (or purchase) shares of the Fund, a fee may be charged by such broker.

Where additional documentation is normally required to support redemptions as in the case of corporations, fiduciaries, and others who hold shares in a representative or nominee capacity, such as certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations, it is the responsibility of the shareholder to maintain such documentation on file and in a current status. A failure to do so will delay the redemption. If you have questions concerning redemption requirements, please write or telephone the Fund well ahead of an anticipated redemption in order to avoid any possible delay.

Requests which are subject to special conditions or which specify an effective date other than as provided herein cannot be accepted. All redemption requests must be transmitted to the Fund at 2440 Pershing Road, Suite G-15, Kansas City, Missouri 64108. Shareholders who have authorized telephone redemption may call toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 471-5200. The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." Normally this price will be $1.00. (For more information on how the Fund intends to maintain a constant price see "How Share Price is Determined.")

The Fund will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but in no event later than the third business day thereafter. Transmissions are made by mail unless an expedited method has been authorized and specified in the redemption request. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

Redemptions will not become effective until all documents in the form required have been received. In the case of redemption requests made within 15 days of the date of purchase, the Fund will delay transmission of proceeds until such time as it is certain that unconditional payment in federal funds has been collected for the purchase of shares being redeemed or 15 days from the date of purchase. You can avoid the possibility of delay by paying for all of your purchases with a transfer of federal funds.

Shares redeemed will be entitled to receive all dividends declared through the date of redemption. If you redeem all of the shares in your account, in addition to the share redemption check, a separate check representing all dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date, according to your dividend instructions on file with the Fund. Any amount due you in your declared but unpaid dividend account cannot be redeemed by draft.

Signature Guarantees are required in connection with all redemptions of $50,000 or more by mail, or changes in share registration, except as hereinafter provided. These requirements may be waived by the Fund in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. Signature(s) must be guaranteed by an "eligible Guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or
(3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature will not be sufficient of the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s), or where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

The right of redemption may be suspended or the date of payment postponed beyond the normal three-day period when the New York Stock Exchange is closed or under emergency circumstances as determined by the Securities and Exchange Commission. Further, the Fund reserves the right to redeem its shares in kind under certain circumstances. If the shares are redeemed in kind, the shareholder may incur brokerage costs when converting into cash. Additional details are set forth in the "Statement of Additional Information."

Due to the high cost of maintaining smaller accounts, the Board of Directors has authorized the Fund to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions and not as the result of market action, and remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

Withdrawal By Mail - Shares may be redeemed by mailing your request to the Fund. To be in "good order" the request must include the following:

(1)	A written redemption request or stock assignment (stock power)
containing the genuine signature of each registered owner exactly as the shares are registered with clear identification of the account by registered name(s) and account number and the number of shares or the dollar amount to be redeemed;

(2)	any outstanding stock certificates representing shares to be redeemed;

(3)	signature guarantees as required (see Signature Guarantees); and

(4)	any additional documentation which the Fund may deem necessary to insure a genuine redemption.

Withdrawal By Telephone or Telegraph - You may withdraw any amount ($1,000 minimum if wired) or more by telephone toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 471-5200, or by telegram to the Fund's address. Telephone/telegraph redemption authorization signed by all registered owners with signatures guaranteed must be on file with the Fund before you may redeem by telephone or telegraph. Funds will be sent only to the address of record. The signature guarantee requirement may be waived by the Fund if the request for this redemption method is made at the same time the initial application to purchase shares is submitted.

All communications must include the Fund's name, Portfolio name, your account number, the exact registration of your shares, the number of shares or dollar amount to be redeemed, and the identity of the bank and bank account (name and number) to which the proceeds are to be wired. This procedure may only be used for non-certificated shares held in open account. For the protection of shareholders, your redemption instructions can only be changed by filing with the Fund new instructions on a form obtainable from the Fund which must be properly signed with signature(s) guaranteed.

Telephone or telegraph redemption proceeds may be transmitted to your pre-identified bank account. Requests received prior to 1:00 P.M. (Eastern Time), normally will be wired the following business day. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control. If your request is received during the day thereafter, proceeds normally will be wired on the second business day following the day of receipt of your request. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds, but this charge may be reduced or waived in connection with certain accounts. The Fund reserves the right to change this policy or to refuse a telephone or telegraph redemption request or require additional documentation to assure a genuine redemption, and, at its option, may pay such redemption by wire or check and may limit the frequency or the amount of such request. The Fund reserves the right to terminate or modify any or all of the services in connection with this privilege at any time without prior notice. Neither the Fund nor Jones & Babson, Inc. assumes responsibility for the authenticity of withdrawal instructions, and there are provisions on the authorization form limiting their liability in this respect.

Withdrawal by Draft ("Check") - This method of redemption is limited to open account shares. You may elect this method of redemption on your initial application, or on a form which will be sent to you upon request. All signatures must be guaranteed unless this method of redemption is elected on your initial application. The authorization form, which all registered owners must sign, also contains a provision relieving the Fund and Jones & Babson, Inc. from liability for loss, if any, which you may sustain arising out of a non-genuine redemption pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with the Fund in such current status as the Fund may deem necessary. A new form properly signed, with signature(s) guaranteed must be received and accepted by the Fund before authorized redemption instructions already on file with the Fund can be changed.

When the draft authorization form is received by the Fund in "good order" and accepted, you will be provided a supply of drafts ("checks") which may be drawn on the Fund. Drafts must be deposited in a bank account of the payee to be cleared through the banking system in order to be presented to the Fund for payment through UMB Bank, n.a. An additional supply of drafts will be furnished upon request. There presently is no charge for these drafts or their clearance. However, the Fund and UMB Bank, n.a. reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time and without prior notice.

These drafts must be signed by all registered owners exactly as the shares are registered, except that if shares are owned in joint tenancy, drafts may be signed by any one joint owner unless otherwise indicated on the application. They may be made payable to the order of any person in any amount ranging from $500 to $100,000. The bank of the draft payee must present it for collection through UMB Bank, n.a. which delivers it to the Fund for redemption of a sufficient number of shares to cover the amount of the draft. Dividends will be earned by the shareholder on the draft proceeds until it clears at UMB Bank, n.a. Drafts will not be honored by the Fund and will be returned unpaid if there are insufficient open account shares to meet the withdrawal amount. The Fund reserves the right to withhold the bank's redemption request until it determines that it has received unconditional payment in federal funds for at least the number of shares required to be redeemed to make payment on the draft. If such a delay is necessary, the bank may return the draft not accepted (by the Fund) because there are not sufficient shares for which good payment has been received in the shareholder account. Dividends declared but not yet paid to you cannot be withdrawn by drafts. Drafts (checks) written on the Babson Money Market Fund should not be used as a redemption form or for the transfer of shares to another Babson Fund unless the registration of the accounts involved is identical.

SYSTEMATIC REDEMPTION PLAN

If you own shares in an open account valued at $10,000 or more, and desire to make regular monthly or quarterly withdrawals without the necessity and inconvenience of executing a separate redemption request to initiate each withdrawal, you may enter into a Systematic Withdrawal Plan by completing forms obtainable from the Fund. For this service, the manager may charge you a fee not to exceed $1.50 for each withdrawal. Currently the manager assumes the additional expenses arising out of this type of plan, but it reserves the right to initiate such a charge at any time in the future when it deems it necessary. If such a charge is imposed, participants will be provided 30 days notice.

Subject to a $50 minimum, you may withdraw each period a specified dollar amount. Shares also may be redeemed at a rate calculated to exhaust the account at the end of a specified period of time.

Dividends and capital gains distributions must be reinvested in additional shares. Under all withdrawal programs, liquidation of shares in excess of dividends and distributions reinvested will diminish and may exhaust your account, particularly during a period of declining share values.

You may revoke or change your plan or redeem all of your remaining shares at any time. Withdrawal payments will be continued until the shares are exhausted or until the Fund or you terminate the plan by written notice to the other.

HOW TO EXCHANGE SHARES BETWEEN
PORTFOLIOS AND FUNDS

Shareholders may exchange without a waiting period their Fund shares which are held in open account, and for which good payment has been received, for identically registered shares of any other Babson Fund, or any other Portfolio in the Babson or Buffalo Fund Group which is legally registered for sale in the state of residence of the investor, except Babson Enterprise Fund, Inc., provided that the minimum amount exchanged has a value of $1,000 or meets the minimum investment requirement of the Fund or Portfolio into which it is exchanged.

Effective at the close of business on January 31, 1992, the Directors of the Babson Enterprise Fund, Inc. took action to limit the offering of that Fund's shares. Babson Enterprise Fund, Inc. will not accept any new accounts, including IRAs and other retirement plans, until further notice, nor will Babson Enterprise Fund accept transfers from shareholders of other Babson Funds, who were not shareholders of record of Babson Enterprise Fund at the close of business on January 31, 1992. Investors may want to consider purchasing shares in Babson Enterprise Fund II, Inc. as an alternative.

To authorize the Telephone/Telegraph Exchange Privilege, all registered owners must sign the appropriate section on the original application, or the Fund must receive a special authorization form, provided upon request. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time and without prior notice under any circumstances where continuance of these privileges would be detrimental to the Fund or its shareholders such as an emergency, or where the volume of such activity threatens the ability of the Fund to conduct business, or under any other circumstances, upon 60 days written notice to shareholders. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon instructions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

Exchanges by mail may be accomplished by a written request properly signed by all registered owners identifying the account, the number of shares or dollar amount to be redeemed for exchange, and the Babson Fund into which the account is being transferred.

If you wish to exchange part or all of your shares in the Fund for shares of another Fund or Portfolio in the Babson or Buffalo Fund Group, you should review the prospectus of the Fund to be purchased which can be obtained from Jones & Babson, Inc. Any such exchange will be based on the respective net asset values of the shares involved. An exchange between Funds or Portfolios involves the sale of an asset. Unless the shareholder account is tax-deferred, this is a taxable event.

HOW SHARE PRICE IS DETERMINED

In order to determine the price at which new shares will be sold and at which issued shares presented for redemption will be liquidated, the net asset value per share of each Portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors sets at least annually, except on days on which changes in the value of portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or customary holidays. For a list of the holidays during which the Fund is not open for business, see "How Share Price is Determined" in the "Statement of Additional Information."

The price at which new shares of the Fund will be sold and at which issued shares presented for redemption will be liquidated is computed once daily at 1:00 P.M. (Eastern Time), except on those days when the Fund is not open for business.

The per share calculation is made by subtracting from each Portfolio's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Normally each Portfolio's price will be $1.00 because the Fund will adhere to a number of procedures designed, but not guaranteed, to maintain a constant price of $1.00 per share. Although unlikely, it still is possible that the value of the shares you redeem may be more or less than your cost depending on the market value of the Portfolio's securities at the time a redemption becomes effective.

For the purpose of calculating each Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into consideration unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The use of amortized cost and the maintenance of each Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. To assure compliance with adopted procedures pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund will only invest in U.S. dollar denominated securities with remaining maturities of 397 days or less, maintain the dollar weighted average maturity of the securities in the Fund's portfolio at 90 days or less and limit its investments to those instruments which the Directors of the Fund determines present minimal credit risks and which are eligible investments under the rule.

The Directors have established procedures designed to maintain the Portfolios' price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Portfolios' holdings by the Directors at such intervals as they deem appropriate to determine whether the Portfolios' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds one-half of one percent, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of Portfolio instruments prior to maturity to realize capital gains or losses or to shorten average Portfolio maturity; withhold dividends; make a special capital distribution; redeem shares in kind; or establish net asset value per share using available market quotations.

There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each Portfolio values its assets at amortized cost while also monitoring the available market bid prices, or yield equivalents. Since dividends from net investment income will be accrued daily and paid monthly, the net asset value per share of each Portfolio's daily dividends will vary in amount.

OFFICERS AND DIRECTORS

The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors. A list of the officers and directors of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

MANAGEMENT AND INVESTMENT COUNSEL

Jones & Babson, Inc. was founded in 1960. It organized the Fund in 1979, and acts as its manager and principal underwriter. Pursuant to the current Management Agreement, Jones & Babson, Inc. provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management and supervision; fees of the custodian, independent public accountants and legal counsel; remuneration of officers, directors and other personnel; rent; shareholder services, including maintenance of the shareholder accounting system and transfer agency; and such other items as are incidental to corporate administration.

Not considered normal operating expenses, and therefore payable by the Fund, are taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its officers or directors may be subject or a party thereto.

As a part of the Management Agreement, Jones & Babson, Inc. employs at its own expense David L. Babson & Co. Inc. as its investment counsel to assist in the investment advisory function. David L. Babson & Co. Inc. is an investment counseling firm founded in 1940. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. It has an experienced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co. Inc. is included in the fee of Jones & Babson, Inc. The Management Agreement limits the liability of the manager and its investment counsel, as well as their officers, directors and personnel, to acts or omissions involving willful malfeasance, bad faith, gross negligence, or reckless disregard of their duties. Brian F. Reynolds has been the portfolio manager of both the Federal and Prime Portfolios of D.L. Babson Money Market Fund since 1986. He is a Chartered Financial Analyst. He joined David L. Babson & Co. in 1984, and has 13 years investment management experience.

As compensation for the services provided by Jones & Babson, Inc., the Fund pays Jones & Babson, Inc. a fee at the annual rate of 85/100 of one percent (.85%) of its average daily net assets, which is computed daily and paid semimonthly, from which Jones & Babson, Inc. pays David L. Babson & Co. Inc. a fee of 20/100 of one percent (.20%).

The annual fee charged by Jones & Babson, Inc. is higher than the fees of most other investment advisers whose charges cover only investment advisory services with all remaining operational expenses absorbed directly by the Fund. Yet, it compares favorably with these other advisers when all expenses to Fund shareholders are taken into account. The total expenses of the Fund for the fiscal year ended June 30, 1996, amounted to .92% and .91%, respectively, of the average net assets of the Prime and Federal Portfolios. Per share expenses of both series may differ due to differences in registration fees.

Certain officers and directors of the Fund are also officers or directors or both of other Babson Funds, Jones & Babson, Inc. or David
L. Babson & Co. Inc.

Jones & Babson, Inc. is a wholly-owned subsidiary of Business Men's Assurance Company of America, which is considered to be a controlling person under the Investment Company Act of 1940. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person and is the ultimate parent of Business Men's Assurance Company of America. Mediobanca is a 5% owner of Generali.

David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield,
Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson & Co. Inc., under the Investment Company Act of 1940.

The current Management Agreement between the Fund and Jones & Babson, Inc., which includes the Investment Counsel Agreement between Jones & Babson, Inc. and David L. Babson & Co. Inc., will continue in effect until October 31, 1997, and will continue automatically for successive annual periods ending each October 31 so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by the vote of a majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. Both Agreements provide that either party may terminate by giving the other 60 days written notice. The Agreements terminate automatically if assigned by either party.

GENERAL INFORMATION AND HISTORY

The Fund, incorporated in Maryland on October 19, 1979, has a present authorized capitalization of 2,000,000,000 shares of $.01 par value common stock. Half of the shares are presently reserved for issuance to shareholders invested in the Federal Portfolio and half are reserved for the Prime Portfolio shareholders. Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the Fund in general and with respect to matters relating solely to the interests of the Portfolio for which issued, and
(2) equal dividend, distribution and redemption rights to the assets of the Portfolio for which issued and to general assets, if any, of the Fund which are not specifically allocated to a particular Portfolio. Shares when issued are fully paid and non-assessable. Except for the priority of each share in the assets of its Portfolio, the Fund will not issue any class of securities senior to any other class. Shareholders do not have pre-emptive or conversion rights. The Fund may issue additional series of stock with the approval of the Fund's Board of Directors.

Non-cumulative voting - These shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors. Each series will vote separately on investment advisory agreements, changes in fundamental policies, and other matters affecting each series separately.

The Maryland Statutes permit registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. There are procedures whereby the shareholders may remove directors. These procedures are described in the "Statement of Additional Information" under the caption "Officers and Directors." The Fund has adopted the appropriate provisions in its By-Laws and may not, at its discretion, hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of directors; (2) approval of any investment advisory agreement; (3) ratification of the selection of independent public accountants; and (4) approval of a distribution plan. As a result, the Fund does not intend to hold annual meetings.

The Fund may use the name "Babson" in its name so long as Jones & Babson, Inc. is continued as manager and David L. Babson & Co. Inc. as its investment counsel. Complete details with respect to the use of the name are set out in the Management Agreement between the Fund and Jones & Babson, Inc.

This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange
Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

At the close of each business day, dividends consisting of substantially all of each Portfolio's net investment income are declared payable to shareholders of record at the close of the previous business day, and credited to their accounts. All daily dividends declared during a given month will be distributed on the last day of the month. Dividend and capital gains distributions, if any, are automatically reinvested in additional shares at net asset value, unless the shareholder has elected in writing to receive cash. The method of payment elected remains in effect until the Fund is notified in writing to the contrary. If at the time of a complete redemption and closing of a shareholder account, there is net undistributed income to the credit of the shareholder, it will be paid by separate check on the next dividend distribution date. In the case of a partial redemption, any net undistributed credit will be distributed on the next dividend date according to the shareholder's instructions on file with the Fund.

Shares begin earning income on the day following the effective date of purchase. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business, except for month-ends when such dividend is declared as of the last day of the month.

Each Portfolio within the Fund has qualified, and intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that each Portfolio will not be subject to federal income tax to the extent it distributes its income to shareholders. Dividends, either in cash or reinvested in shares, paid by a Portfolio from net investment income will be taxable to shareholders as ordinary income and will not qualify for the 70% dividends-received deduction for corporations.

Each Portfolio intends to declare and pay dividends so as to avoid imposition of the federal excise tax. To do so, the Fund expects to distribute during the calendar year an amount equal to: (1) 98% of its calendar year ordinary income; and (2) 100% of any undistributed income from the prior calendar year. Dividends declared in December by a Portfolio will be deemed to have been paid by such Portfolio and received by its shareholders on the record date so long as the dividends are actually paid before February 1 of the following year.

Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

To comply with IRS regulations, the Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Application, or on a separate form supplied by the Fund, that their Social Security or Taxpayer Identification Number provided is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.

Shareholders also may be subject to state and local taxes on distributions from the Fund. You should consult your tax adviser with respect to the tax status of distributions from the Fund in your state and locality.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL
INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

SHAREHOLDER SERVICES

The Fund and its manager offer shareholders a broad variety of services described throughout this prospectus. In addition, the following services are available:

Automatic Monthly Investment - You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request.

Automatic Reinvestment - Dividends and capital gains distributions may be reinvested automatically, or shareholders may elect to have dividends paid in cash and capital gains reinvested, or to have both paid in cash.

Telephone Investments - You may make investments of $100 or more by telephone if you have authorized such investments in your application, or, subsequently, on a special authorization form provided upon request. See "Telephone Investment Service."

Automatic Exchange - You may exchange shares from your account ($100 minimum) in any of the Babson Funds to an identically registered account in any other fund in the Babson or Buffalo Group except Babson Enterprise Fund, Inc. according to your instructions. Monthly exchanges will be continued until all shares have been exchanged or until you terminate the Automatic Exchange authorization. A special authorization form will be provided upon request.

Transfer of Ownership - A shareholder may transfer shares to another shareholder account. The requirements which apply to redemptions apply to transfers. A transfer to a new account must meet initial investment requirements.

Systematic Redemption Plan - Shareholders who own shares in open account valued at $10,000 or more may arrange to make regular withdrawals without the necessity of executing a separate redemption request to initiate each withdrawal.

Sub-Accounting - Keogh and corporate tax qualified retirement plans, as well as certain other investors who must maintain separate participant accounting records, may meet these needs through services provided by the Fund's manager, Jones & Babson, Inc. Investment minimums may be met by accumulating the separate accounts of the group. Although there is currently no charge for sub-accounting, the Fund and its manager reserve the right to make reasonable charges for this service.

Prototype Retirement Plans - Jones & Babson, Inc. offers a defined contribution prototype plan - The Universal Retirement Plan - which is suitable for all who are self-employed, including sole proprietors, partnerships, and corporations. The Universal Prototype includes both money purchase pension and profit-sharing plan options.

Individual Retirement Accounts - Also available is an Individual Retirement Account (IRA). The IRA uses the IRS model form of plan and provides an excellent way to accumulate a retirement fund which will earn tax-deferred dollars until withdrawn. An IRA may also be used to defer taxes on certain distributions from employer-sponsored retirement plans. You may contribute up to $2,000 of compensation each year ($2,250 if a spousal IRA is established), some or all of which may be deductible. Consult your tax adviser concerning the amount of the tax deduction, if any.

Simplified Employee Pensions (SEPs) - The Jones & Babson IRA may be used with IRS Form 5305-SEP to establish a SEP-IRA, to which the self-employed individual may contribute up to 15% of net earned income or $30,000, whichever is less. A SEP-IRA offers the employer the ability to make the same level of deductible contributions as a Profit-Sharing Plan with greater ease of administration, but less flexibility in plan coverage of employees.

SHAREHOLDER INQUIRIES

Telephone inquiries may be made toll free to the Fund, 1-800-4-BABSON (1-800-422-2766), or in the Kansas
City area 471-5200.

Shareholders may address written inquiries to the Fund at:

D.L. Babson Money Market Fund, Inc.
2440 Pershing Road, Suite G-15
Kansas City, MO 64108

AUDITORS
ARTHUR ANDERSEN LLP
Kansas City, Missouri

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG
Philadelphia, Pennsylvania

JOHN G. DYER
Kansas City, Missouri

CUSTODIAN
UMB BANK, n.a.
Kansas City, Missouri

TRANSFER AGENT
JONES & BABSON, INC.
Kansas City, Missouri

EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund

* Closed to new investors.

JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com


PART B

D. L. BABSON MONEY MARKET
FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

October 31, 1996

	This Statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus dated October 31, 1996. To obtain the Prospectus please call the Fund toll-free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 471-5200.

TABLE OF CONTENTS

                                                Page
Investment Objective and Policies               2
Portfolio Transactions                          2
Investment Restrictions                         3
Performance Measures                            4
How the Fund's Shares are Distributed           4
How Share Purchases are Handled                 5
Redemption of Shares                            5
Signature Guarantees                            5
Management and Investment Counsel               6
How Share Price is Determined                   6
Officers and Directors                          7
Custodian                                       9
Independent Public Accountants                  9
Other Jones & Babson Funds                      9
Money Market Securities Described and Ratings	11
Financial Statements                            13

INVESTMENT OBJECTIVE
AND POLICIES

The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by Jones & Babson, Inc.
pursuant to recommendations by David L.
Babson & Co. Inc. Officers of the Fund and
Jones & Babson, Inc. are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business as well as the negotiation of commissions and/or the price of the securities.
In instances where securities are purchased on a commission basis, the Fund will seek competitive and reasonable commission rates based on the circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.

In all transactions, it is the Fund's policy to obtain the best combination of price and execution commensurate with the circumstances as viewed at the time.

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or in the over-the-counter market from a principal market maker for the securities, unless it appears that a better combination of price and execution may be obtained elsewhere. Usually there will be no brokerage commission paid by the Fund for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. The
Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services.
However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or
dealer with regard to placing of orders for the purchase or sale of Fund securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Board of Directors of the Fund and Jones & Babson, Inc.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms.
However, it may place portfolio orders with qualified broker-dealers who recommend the
Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients.

Research services furnished by broker-dealers may be useful to the Fund manager and its investment counsel in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

When it appears to be in the best interest of its shareholders, the Fund may join with other clients of the manager and its investment counsel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

The Fund does not intend to purchase
securities solely for short-term trading; nor will securities be sold for the sole purpose of realizing gains. A security may be sold and another of comparable quality purchased at approximately the same time; however, to take advantage of what the Fund's manager believes to be a disparity in the normal yield relationship between the so securities. In addition, a security may be sold and another purchased when, in the opinion of the Fund's management, a favorable yield spread exists between specific issues or different market sectors.

Since short-term debt instruments with
maturities of less than one year are excluded from the calculation of portfolio turnover, the Fund does not anticipate having a portfolio turnover ratio.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth in the Prospects under the caption investment
Objective and Portfolio Management Policy," the following restrictions also may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund or the affected Portfolio series.

The Fund will not: (1) invest in equity
securities or securities convertible into equities;
(2) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities of such issuer (for this purpose, all debts and obligations of an issuer maturing in less than one year are treated as a single class of securities); (3) borrow money in excess of 15% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes; the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of Portfolio securities; the Fund will repay all borrowings before making additional investments, and interest paid on such borrowings will reduce net income; (4) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of its total assets but only to secure borrowings for temporary or emergency purposes; (5) issue senior securities, as defined in the Investment Company Act of 1940, as amended; (6) underwrite securities issued by other persons; (7) purchase or sell real estate, but this shall not prevent investment in obligations secured by real estate; (8) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; (9) purchase securities on margin or sell short; (10) purchase or retain securities of an issuer if to the knowledge of the Fund's management those directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer; (11) purchase or sell commodities or commodity contracts; (12) write or invest in put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs; (13) invest in companies for the purpose of exercising control;
(14) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; (15) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities; or (16) purchase any securities which would cause more than 25% of the value of a Portfolio's total net assets at the time of such purchase to be invested in any one industry; provided, however, the Prime
Portfolio reserves freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances of domestic branches of U.S. banks.

There is no limitation with respect to
investments in U.S. Treasury Bills, or other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

In addition to the fundamental investment restrictions set out above, in order to comply with the law or regulations of various States, the Fund will not engage in the following practices:
(1) invest in securities which are not readily marketable or in securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange; (2) write put or call options; (3) invest in oil, gas and other mineral leases or arbitrage transactions; or (4) purchase or sell real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

Certain States also require that the Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets may be warrants which are not listed on the New York or American Stock
Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value for purposes of this limitation.

PERFORMANCE MEASURES

Yield

From time to time, each Portfolio of the Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. Yield information is generally available by calling the Fund toll free 1-800-4-
BABSON (1-800-422-2766), or in the Kansas
City area 471-5200.

The current annualized yield for each
Portfolio of the Fund is computed by: (a)
determining the net change in the value of a
hypothetical pre-existing account in a Fund
having a balance of one share at the beginning
of a seven calendar day period for which yield is
to be quoted, (b) dividing the net change by the
value of the account at the beginning of the
period to obtain the base period return, and (c)
annualizing the results (i.e., multiplying the
base period return by 365/7). The net change in
value of the account reflects the value of
additional shares purchased with dividends
declared on the original share and any such
additional shares, but does not include realized
gains and losses or unrealized appreciation and
depreciation. In addition, each Fund may
calculate a compound effective yield by adding 1
to the base period return (calculated as described
above, raising the sum to a power equal to 365/7
and subtracting 1).

For the seven-day period ended June 30, 1996 the current annualized yield of the Federal
Portfolio was 4.38% and the compound effective yield was 4.47%. At June 30, 1996, that
Portfolio's average maturity was 39 days. For the seven-day period ended June 30, 1996, the current annualized yield of the Prime Portfolio was 4.33% and the compound effective yield was 4.42%. At June 30, 1996, that Portfolio's average maturity was 41 days.

Yield information is useful in reviewing the Funds' performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provided an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. Shares of the Fund are not insured.

HOW THE FUND'S SHARES
ARE DISTRIBUTED

Jones & Babson, Inc., as agent of the Fund, agrees to supply its best efforts as sole distributor of the Fund's shares and, at its own expense, pay all sales and distribution expenses in connection with their offering other than registration fees and other government charges.

Jones & Babson, Inc. does not receive any fee or other compensation under the distribution agreement which continues in effect until October 31, 1997, and which will continue automatically for successive annual periods ending each October 31, if continued at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such agreements or interested persons of any such party. It terminates automatically if assigned by either party or upon 60 days written notice by either party to the other.

Jones & Babson, Inc. also acts as sole
distributor of the shares for David L. Babson
Growth Fund, Inc., Babson Enterprise Fund,
Inc., Babson Enterprise Fund II, Inc., D. L.
Babson Tax-Free Income Fund, Inc., Babson
Value Fund, Inc., D. L. Babson Bond Trust,
Shadow Stock Fund, Inc., Babson-Stewart Ivory
International Fund, Inc., Scout Stock Fund, Inc.,
Scout Bond Fund, Inc., Scout Money Market
Fund, Inc., Scout Tax-Free Money Market Fund,
Inc., Scout Regional Fund, Inc., Scout
WorldWide Fund, Inc., Scout Balanced Fund,
Inc.,Buffalo Balanced Fund, Inc., Buffalo Equity
Fund, Inc., Buffalo High Yield Fund, Inc. and
Buffalo USA Global Fund, Inc.

HOW SHARE PURCHASES
ARE HANDLED

Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, number of shares purchased or redeemed, price per share, and aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January.
By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account. A duplicate copy of a past annual statement is available from Jones & Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested.

Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account.
There is no charge for the first certificate issued.
A charge of $3.50 will be made for any
replacement certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, UMB Bank, n.a.

If an order to purchase shares must be
canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The Fund reserves the right in its sole
discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Fund's special investment programs.

REDEMPTION OF SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Directors under the following conditions authorized by the Investment Company Act of 1940: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock
Exchange is restricted; (2) for any period during which an emergency exists as a result of which
(a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange
Commission may by order permit for the
protection of the Fund's shareholders.

SIGNATURE GUARANTEES

Signature guarantees normally reduce the possibility of forgery and are required in connection with each redemption method to protect shareholders from loss. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration, except as provided in the Prospectus.

Signature guarantees must appear together with the signature(s) of the registered owner(s), on:

( 1 )	a written request for redemption;

(2)	a separate instrument of assignment,
which should specify the total number
of shares to be redeemed (this "stock
power" may be obtained from the Fund
or from most banks or stock brokers);
or

(3)	all stock certificates tendered for
redemption.

MANAGEMENT AND
INVESTMENT COUNSEL

As a part of the Management Agreement,
Jones & Babson, Inc. employs at its own
expense David L. Babson & Co. Inc., as its investment counsel. David L. Babson & Co. Inc.
was founded in 1940 as a private investment research and counseling organization On June
30, 1995, David L. Babson & Co. Inc. became a wholly-owned subsidiary of Massachusetts
Mutual Life Insurance Company. David L.
Babson & Co. Inc. serves individual, corporate and other institutional clients and participates with Jones & Babson in the management of nine
Babson no-load mutual funds.

The aggregate management fee paid to Jones
& Babson, Inc. during the most recent fiscal year ended June 30, 1996, from which Jones &
Babson, Inc. paid all the Fund's expenses except those payable directly by the Fund, was $406,719. The .85% annual fee charged by Jones & Babson, Inc. covers all normal operating costs of the Fund. As a result, it is higher than the fees of some other advisers whose charges cover only investment advisory services with all remaining operational expenses absorbed directly by the Fund. Yet, Jones &
Babson's charges compare favorably with those other advisors when all expenses to Fund shareholders (i.e., operating expenses as a percent of average net assets) are taken into account.

David L. Babson & Co. Inc. has an
experienced investment analysis and research staff which eliminates the need for Jones &
Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L.
Babson & Co. Inc. is included in the services of Jones & Babson, Inc. For its investment supervisory services and counsel, Jones &
Babson, Inc. pays David L. Babson & Co. Inc. a fee computed on an annual basis at the rate of 20/100 (.20%) of the average daily total net assets of the Fund. During the most recent fiscal year ended June 30, 1996, Jones & Babson, Inc.
paid David L. Babson & Co. Inc. fees
amounting to $95,489.

HOW SHARE PRICE IS DETERMINED

The net asset value per share of each Fund
Portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors of each Fund sets at least annually, except on days on which changes in the value of a Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or the following holidays:

New Year's Day          January 1
Martin Luther King Day	Third Monday
                         in January
Presidents' Holiday	Third Monday
                         in February
Good Friday             Friday before
                        Easter
Memorial Day            Last Monday
                         in May
Independence Day	July 4
Labor Day               First Monday
                         in September
Columbus Day            Second Monday
                         in October
Veterans' Day           November 11
Thanksgiving Day	Fourth Thursday
                         in November
Christmas Day           December 25

OFFICERS AND DIRECTORS

The Fund is managed by Jones & Babson, Inc.
subject to the supervision and control of the Board of Directors. the following table lists the Officers and Directors of the Fund. Unless noted otherwise, the address of each Officer and Director is 2440 Pershing Road, Suite G-15,
Kansas City, Missouri 64108. Except as
indicated, each has been an employee of Jones &
Babson, Inc. for more than five years.

*Larry D. Armel, President and Director.
President and Director, Jones & Babson,
Inc., David L. Babson Growth Fund, Inc.,
D. L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value
Fund, Inc., Shadow Stock Fund, Inc.,
Babson-Stewart Ivory International Fund,
Inc., Scout Stock Fund, Inc., Scout Bond
Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc.,
Scout Regional Fund, Inc., Scout
WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Buffalo Balanced Fund, Inc.,
Buffalo Equity Fund, Inc., Buffalo High
Yield Fund, Inc., Buffalo USA Global
Fund, Inc.; President and Trustee, D. L.
Babson Bond Trust.

Francis C. Rood, Director.
Retired, 6429 West 92nd Street, Overland
Park, Kansas 66212. Formerly, Group Vice
President-Administration of Hallmark
Cards, Inc.; Director, David L. Babson
Growth Fund, Inc., D.L. Babson Tax-Free
Income Fund, Inc., Babson Enterprise
Fund, Inc., Babson Enterprise Fund II, Inc.,
Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Buffalo Balanced Fund, Inc.,
Buffalo Equity Fund, Inc., Buffalo High
Yield Fund, Inc., Buffalo USA Global
Fund, Inc.; Trustee, D.L. Babson Bond
Trust.

_______________________________________

*Directors who are interested persons as that term is defined in the Investment Company
Act of 1940, as amended.

William H. Russell, Director.
Financial Consultant, 645 West 67th Street,
Kansas City, Missouri 64113, previously Vice
President, United Telecommunications, Inc.;
Director, David L. Babson Growth Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Shadow Stock Fund, Inc., Babson-Stewart
Ivory International Fund, Inc., Buffalo Balanced
Fund, Inc., Buffalo Equity Fund, Inc., Buffalo
High Yield Fund, Inc., Buffalo USA Global
Fund, Inc.; Trustee, D. L. Babson Bond Trust.

H. David Rybolt, Director.
Consultant, HDR Associates, P.O. Box 2468,
Shawnee Mission, Kansas 66202; Director,
David L. Babson Growth Fund, Inc., D.L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise Fund
II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc.; Trustee,
D.L. Babson Bond Trust.

P. Bradley Adams, Vice President and
Treasurer.
Vice President and Treasurer, Jones & Babson,
Inc., David L. Babson Growth Fund, Inc., D.L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise Fund
II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Babson-Stewart Ivory International
Fund, Inc., D.L. Babson Bond Trust, Scout
Stock Fund, Inc., Scout Bond Fund, Inc., Scout
Money Market Fund, Inc., Scout Tax-Free
Money Market Fund, Inc., Scout Regional Fund,
Inc., Scout WorldWide Fund, Inc., Scout
Balanced Fund, Inc., Buffalo Balanced Fund,
Inc., Buffalo Equity Fund, Inc., Buffalo High
Yield Fund, Inc., Buffalo USA Global Fund,
Inc.

Elizabeth L. Allwood, Vice President and
Assistant Secretary.
Assistant Vice President and Assistant
Secretary, Jones & Babson, Inc. Vice President and Assistant Secretary, David L. Babson
Growth Fund, Inc., D.L. Babson Tax-Free
Income Fund, Inc., Babson Enterprise Fund,
Inc., Babson Enterprise Fund II, Inc., Babson
Value Fund, Inc., Babson-Stewart Ivory
International Fund, Inc., Shadow Stock Fund,
Inc., D.L. Babson Bond Trust, Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc.

Michael A. Brummel, Vice President,
Assistant Secretary and Assistant Treasurer.
Vice President, Jones & Babson, Inc., David L.
Babson Growth Fund, Inc., D.L. Babson Tax-
Free Income Fund, Inc., Babson Enterprise
Fund, Inc., Babson Enterprise Fund II, Inc.,
Babson Value Fund, Inc., Shadow Stock Fund,
Inc., Babson-Stewart Ivory International Fund,
Inc., D.L. Babson Bond Trust, Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc., Scout Balanced
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo
Equity Fund, Inc., Buffalo High Yield Fund,
Inc., Buffalo USA Global Fund, Inc.

Martin A. Cramer, Vice President and
Secretary.
Vice President and Secretary, Jones & Babson,
Inc., David L. Babson Growth Fund, Inc., D.L.
Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise Fund
II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Babson-Stewart Ivory International
Fund, Inc., D.L. Babson Bond Trust, Scout
Stock Fund, Inc., Scout Bond Fund, Inc., Scout
Money Market Fund, Inc., Scout Tax-Free
Money Market Fund, Inc., Scout Regional Fund,
Inc., Scout WorldWide Fund, Inc., Scout
Balanced Fund, Inc., Buffalo Balanced Fund,
Inc., Buffalo Equity Fund, Inc., Buffalo High
Yield Fund, Inc., Buffalo USA Global Fund,
Inc.

Constance E. Martin, Vice President.
Assistant Vice President, Jones & Babson, Inc.
Vice President, David L. Babson Growth Fund,
Inc., D.L. Babson Tax-Free Income Fund, Inc.,
Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., Babson Value Fund,
Inc., Babson-Stewart Ivory International Fund,
Inc., Shadow Stock Fund, Inc., D.L. Babson
Bond Trust, Scout Stock Fund, Inc., Scout Bond
Fund, Inc., Scout Money Market Fund, Inc.,
Scout Tax-Free Money Market Fund, Inc., Scout
Regional Fund, Inc., Scout WorldWide Fund,
Inc., Scout Balanced Fund, Inc., Buffalo
Balanced Fund, Inc., Buffalo Equity Fund, Inc.,
Buffalo High Yield Fund, Inc., Buffalo USA
Global Fund, Inc.

Edward L. Martin, Vice President.
Executive Vice President and Director, David L.
Babson & Co. Inc., One Memorial Drive,
Cambridge, Massachusetts 02142; Vice
President, D. L. Babson Tax-Free Income Fund,
Inc., D. L. Babson Bond Trust.

Remuneration of Officers and Directors.
None of the officers or directors will be remunerated by the Fund for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by Jones & Babson, Inc. under the provisions of the Management Agreement.

COMPENSATION TABLE


                              Pension or         Estimated     Total
                Aggregate     Retirement         Annual        Compensation
Name of         Compensation  Benefits Accrued   Benefits      From All Babson
Director        From each     As Part of Fund    Upon          Funds Paid to
                Fund          Expenses           Retirement    Directors**
______________  ____________ ________________   __________    _____________
Larry D. Armel*     --             --            --           --
Francis C. Rood     $7,250         --            --           $7,250
William H. Russell  $7,250         --            --           $7,500
H. David Rybolt     $7,250         --            --           $7,250

______________  ____________ ________________   ___________   _____________


*	As  an "interested director," Mr. Armel received no compensation for his services as a director.
**	The amounts reported in this column reflect the total compensation paid to each director for his services as a director of nine Babson Funds during the fiscal year ended June 30, 1996. Directors fees are paid by the Funds' manager and not by the Funds themselves.

Messrs. Rood, Russell and Rybolt have no financial interest in, nor are they affiliated with, either Jones & Babson, Inc. or David L. Babson
& Co. Inc.

The Audit Committee of the Board of
Directors is composed of Messrs. Rood, Russell and Rybolt.

The Officers and Directors of the Fund as a group own less than 1 % of the Fund.

The Fund will not hold annual meetings
except as required by the Investment Company
Act of 1940 and other applicable laws. The
Fund is a Maryland corporation. Under
Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives the written request for a meeting from the stockholders entitled to cast at least 25 percent of all the votes entitled to be cast at the meeting.
The Fund has undertaken that its Directors will call a meeting of stockholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.
To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN

The Fund's assets are held for safekeeping by an independent custodian, UMB Bank, n.a. This means the bank, rather than the Fund, has possession of the Fund's cash and securities. The custodian bank is not responsible for the Fund's investment management or administration. But, as directed by the Fund's officers, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses. The custodian is compensated for its services by the manager.
There is no charge to the Fund.

INDEPENDENT PUBLIC
ACCOUNTANTS

The Fund's financial statements are examined annually by independent public accountants approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent public accountants to the shareholders for ratification.
Arthur Andersen LLP, P.O. Box 13406, Kansas
City, Missouri 64199, is the Fund's present independent public accountant.

Reports to shareholders will be published at least semiannually.

OTHER JONES & BABSON FUNDS

The Fund is one of nine no-load funds
comprising the Babson Mutual Fund Group
managed by Jones & Babson, Inc. in association with its investment counsel, David L. Babson &
Co. Inc. The other funds are:

EQUITY FUNDS

DAVID L. BABSON GROWTH FUND,
INC. was organized in 1960, with the
objective of long-term growth of both capital and dividend income through investment in the common stocks of well-managed companies which have a record of long-term above-average growth of both earnings and dividends.

BABSON ENTERPRISE FUND, INC. was
organized in 1983, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies with market capital of $15 million to $300 million at the time of purchase. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards. This Fund is currently closed to new shareholders.

BABSON ENTERPRISE FUND II, INC.
was organized in 1991, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies which at the time of purchase are considered by the Investment Adviser to be realistically valued in the smaller company sector of the market.
This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards.

BABSON VALUE FUND, INC. was
organized in 1984, with the objective of long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

SHADOW STOCK FUND, INC. was
organized in 1987, with the objective of long-term growth of capital that can be exposed to above-average risk in anticipation of greater than-average rewards. The Fund expects to reach its objective by investing in small company stocks called "Shadow Stocks", i.e., stocks that combine the characteristics of "small stocks" (as ranked by market capitalization) and "neglected stocks" (least held by institutions and least covered by analysts).

BABSON-STEWART IVORY INTERNA-
TIONAL FUND, INC. was organized in
1987, with the objective of seeking a favorable total return (from market appreciation and income) by investing primarily in a diversified portfolio of equity securities (common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside the United States.

FIXED INCOME FUNDS

D.L. BABSON BOND TRUST was
organized in 1944, and has been managed by Jones & Babson, Inc. since 1972, with the objective of a high level of current income and reasonable stability of principal. It offers two portfolios Portfolio L and Portfolio S.

D. L. BABSON TAX-FREE INCOME
FUND, INC. was organized in 1979, to
provide shareholders the highest level of regular income exempt from federal income taxes consistent with investing in quality municipal securities. It offers three separate high-quality portfolios (including a money market portfolio) which vary as to average length of maturity. Income from the Tax-Free
Money Market portfolio may be subject to state and local taxes, as well as the Alternative Minimum Tax.

BUFFALO FUNDS

Jones & Babson also sponsors and manages the Buffalo Group of Mutual Funds. They are:

BUFFALO BALANCED FUND, INC. was
organized in 1994, with the objective of long-term capital growth and high current income through investing in common stocks and secondarily by investing in convertible bonds, preferred stocks and convertible preferred stocks.

BUFFALO EQUITY FUND, INC. was
organized in 1994, with the objective of long-term capital appreciation to be achieved primarily by investment in common stocks.
Realization of dividend income is a secondary consideration.

BUFFALO HIGH YIELD FUND, INC. was
organized in 1994, with the objective of a high level of current income and secondarily, capital growth by investing primarily in high-yielding fixed income securities.

BUFFALO USA GLOBAL FUND, INC.
was organized in 1994, with the objective of capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations.

A prospectus for any of the Funds may be obtained from Jones & Babson, Inc., 2440
Pershing Road, Suite G-15, Kansas City,
Missouri 64108.

Jones & Babson, Inc. also sponsors seven mutual funds which especially seek to provide services to customers of affiliate banks of UMB
Financial Corporation. They are: Scout Stock
Fund, Inc., Scout Bond Fund, Inc., Scout Money
Market Fund, Inc., Scout Tax-Free Money
Market Fund, Inc., Scout Regional Fund, Inc.,
Scout WorldWide Fund, Inc. and Scout
Balanced Fund, Inc.

MONEY MARKET SECURITIES
DESCRIBED AND RATINGS

In evaluating investment suitability, each investor must relate the characteristics of a particular investment under consideration to personal financial circumstances and goals.

Money market instruments are generally
described as short-term debt obligations issued by governments, corporations and financial institutions. Usually maturities are one year or less.

The yield from this type of instrument is very sensitive to short-term lending conditions. Thus, the income of the Fund will follow closely the trend of short-term interest rates, rising when those rates increase and declining when they fall.

Because of the short maturities, fluctuation in the principal value of money market-type securities resulting from changes in short-term interest rates normally will not be sufficient to change the net asset value (price) per share.
Although the Fund's shareholders can anticipate that this principal value stability will be reflected in the price of the Fund's shares, it cannot be guaranteed.

A money market security does not have the characteristics usually associated with a long-term investment. Long-term investors who commit their assets to a money market security must understand that short-term interest rates have a history of sharp and frequent peaks and valleys. Thus, there me be occasions when the rates are sufficiently low as to be unattractive when compared to the return on other types of investments. The investor who commits long-term funds to a short-term investment is exposed to the risks associated with buying and selling securities in anticipation of unpredictable future market events.

Description of Bond ratings:

Standard & Poor's Corporation (S&P) . . .

AAA - Highest Grade. These securities
possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and hence provide the maximum safety on all counts.

AA - High Grade. generally, these bonds
differ from AAA issues only in a small
degree. Here too, prices move with the long-term money market.

A - Upper-medium Grade. They have
considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominately reflect money rates in their market behavior but, to some extent, also economic conditions.

Moody's Investors Service, Inc. (Moody's) .
Aaa - Best Quality. These securities carry the smallest degree of investment risk and arc generally referred to as "gilt-edged." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - High Quality by All Standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater

A - Upper-medium Grade. Factors giving
security to principal and interest are
considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Description of Commercial Paper Ratings:

Moody's . . . Moody's commercial paper
rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

Prime - 1	Highest Quality
Prime - 2	Higher Quality
Prime - 3	High Quality

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1)	evaluation of the management of the
issuer;

(2)	economic evaluation of the issuer's
industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3)	evaluation of the issuer's products in
relation to competition and customer
acceptance;

(4)	liquidity;

(5)	amount and quality of long-term debt;

(6)	trend of earnings over a period of ten
years;

(7)	financial strength of a parent company and
relationships which exist with the issuer;
and

(8)	recognition by the management of
obligations which me be present or me
arise as a result of public interest questions and preparations to meet such obligations.

S&P . . . Standard & Poor's commercial
paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days.
Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

"A"	Issues assigned this highest rating are
regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

"A-1"	This designation indicates that the
degree of safety regarding timely
payment is very strong.

"A-2"	Capacity for timely payment on
issues with this designation is
strong. However, the relative
degree of safety is not as
overwhelming.

"A-3"	Issues carrying this designation
have a satisfactory capacity for
timely payment. They are, however
somewhat more vulnerable to the
adverse effects of changes in
circumstances than obligations
carrying the higher designations.

"B"	Issues rated "B" are regarded as having
only an adequate capacity for timely
payment. Furthermore; such capacity may
be damaged by changing conditions or
short-term adversities.

"C"	This rating is assigned to short-term debt
oblations with a doubtful capacity for
payment.
"D"	This rating indicates that the issuer is
either in default or is expected to be in default upon maturity.

FINANCIAL STATEMENTS

The audited financial statements of the Fund which are contained in the June 30, 1996
Annual Report to Shareholders, are incorporated herein by reference.